Exhibit 10.1

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL STATING THAT REGISTRATION IS NOT REQUIRED OR THE SECURITIES ARE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER THE AFORESAID ACT. NOTWITHSTANDING, THE SECURITIES MAY BE PLEDGED IN CONECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (hereinafter “Agreement”) is dated for reference July 14, 2014 and entered into by and between Oro East Mining, Inc., a Delaware corporation and public company registered as OROE and traded on the OTC BB, with principal place of business at 7817 Oakport Street, Suite 205, Oakland, California 94621 (hereinafter “Company”) and the following party (hereinafter “Investor”):

Individual Name	:
Principal Office	:

Entity Type	:
FEIN or SSN	:
Date of Birth (DOB)	:
Beneficiary Name	:

This Agreement shall memorialize the terms of the Company’s sale and the Investor’s purchase of a convertible promissory note as further described or set forth in Exhibit A, attached hereto and incorporated into the Agreement by reference (hereinafter “Note”), which shall be convertible pursuant to the terms of the Agreement into equity securities in Company. Now therefore, in consideration of the mutual obligations set forth herein, which the parties agree to be sufficient and valid consideration, Company and Investor agree as follows:

1.
SALE OF CONVERTIBLE NOTE. Company agrees to sell and Investor agrees to purchase a Note in the principal sum as follows and that said purchase price for the Note shall be equal to 100% of the Principal Amt. of the Note:

Principal Amt. of Note	:	$ 500,000.00 (Five Hundred Thousand U.S. Dollars)

2.
CLOSING & DELIVERY. The transaction of the purchase and sale shall take place at a time and place mutually agreed upon by Company and Investor (hereinafter “Closing”). At the Closing, Company shall deliver to Purchase the Note to be purchased. Investor represents and warrants that Investor understands and agrees that the conversion of the Note into equity securities of the Company will require Investor’s execution of certain agreements to the purchase and sale of such securities as well as any rights relating to such equity securities. The Company shall register the Note in the Investor’s name in the Company’s records.

3.
SUBSEQUENT ADDITIONAL SALES. After the Closing, Company may sell, pursuant to this Agreement, additional Note (“Subsequent Sales”) to said Investor provided that (a) each of such Subsequent Sales are consummated within one (1) year of the date of execution of this Agreement and (b) all Notes sold pursuant to Subsequent Sales are sold on the same terms as this Agreement.

4.	RESTRICTIVE LEGEND. The convertible Note shall bear the following restrictive legend:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE “ACT”) OR APPLICABLE STATE SECURITIES LAWS, AND THE TRANSFER THEREOF IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

5.
INVESTOR’S REPRESENTATIONS AND WARRANTIES. Investor represents and warrants to Company the following: Investor is fully aware of the financial health of the Company per the disclosures provided to the Company and has been fully apprised of the risks of this investment; Investor has been comprehensively briefed on all applicable laws, state and federal, including but not limited to the regulations of the Securities Exchange Commission, that govern this Agreement and transactions thereof; and Investor is financially and legally capable of bearing the risks of this Agreement. Investor shall not cause this Agreement to be executed unless Investor represents and warrants to Company that the foregoing are true and correct.

6.
BENEFICIARY DESIGNATION. Investor designates and hereby assigns upon Investor’s death or incapacity this Agreement to the Beneficiary as named on the first page of this Agreement, who shall receive automatically the benefits of this Agreement in the event of Investor’s death or incapacity. However, in the event of Investor’s liabilities as applicable upon Investor’s death or incapacity, then such liabilities shall be against the Investor’s estate.

7.
FULL DISCLOSURES. Investor acknowledges and agrees that Company has given Investor access to the corporate records of Company and all information in its possession relating to the Company, has availed its directors, officers, and representatives to Investor for interview, and has furnished Investor with all documents and information reasonably or foreseeably required for the Investor to make an informed decision with respect to the purchase of the securities. Investor has further been apprised of all risk factors as set forth in the Company’s filings with the Securities Exchange Commission.

8.
RULE 93(B)(3) OF REGULATION S. The parties hereby acknowledge and represent that this Agreement falls within the scope of Rule 903(b)(3) of Regulation S as promulgated pursuant to the Securities Act of 1933 and as amended, as Investor is a non-U.S. citizen, a citizen and resident of China, that the offering as contemplated by this Agreement is made outside of the United States, and that there are no directed selling efforts being made in the United States, no brokers, dealers, and/or finders involved in the transaction as contemplated herein.

9.
OPPORTUNITY TO SEEK COUNSEL. Investor has had the opportunity to seek independent legal, tax, and other professional counsel to assist the Investor in making a decision with regard to this Agreement and that after consulting such counsel, is executing this Agreement fully informed of its contents, the legal and financial situation of the Company, and the risks associated with this Agreement.

10.
NO RELIANCE. Investor is not relying on any person or entity, other than the documents that Company has provided to Investor or is publicly available in making its investment decision or in making the decision to enter this Agreement.

11.
NO ASSIGNMENT. Without the prior written consent of Company, Investor shall not assign this Agreement or any of its rights or delegate any performance pursuant to this Agreement. Any purported assignment shall be deemed void.

12.	ADDITIONAL TERMS.

a.
AUTHORITY & REPRESENTATION OF CAPACITY. The undersigned parties hereby represent and warrant that he or she has been duly authorized by its corporate entity or principal to enter into this Agreement and to bind that corporate entity or principal to the terms hereof and that the undersigned parties have the legal capacity to execute this Agreement. If pursuant to applicable securities laws Investor must be an Accredited Investor to enter into this Agreement for the securities as contemplated, then Investor hereby represents and warrants that Subscriber is an Accredited Investor. If the Investor is a Non-Accredited Investor but under applicable securities laws is still permitted to enter into this Agreement for the securities as contemplated, then Investor hereby represents and warrants that Investor has received a copy of the Company’s guidelines for a sophisticated investor and that Investor meets the Company’s guidelines as sophisticated investor. Investor further represents and warrants that it has consulted counsel and fully understands the meanings of the terms and the risks associated thereof as set forth in this Agreement and that Company has provided Investor with all information needed to ascertain the nature of said securities to make an informed decision thereof.

b.
NO WAIVER. No failure or delay on the part of any undersigned party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

c.
GENERAL INDEMNIFICATION. Investor hereby agrees to indemnify and hold harmless Company against loss or threatened loss or expense by reason of the liability or potential liability of Company, any of its directors, officers, employees, counsel, or representatives for or arising out of any claims for damages, including payment and compensation for reasonably-incurred attorney’s fees and other related professional fees.

d.
CHOICE OF LAW. This Agreement shall be interpreted under the laws of the State of California, United States. Any litigation under this agreement shall be resolved in the trial courts of Alameda County, State of California or the Northern District of California, whichever may be applicable.

e.
SEVERABILITY. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

f.
ENTIRE AGREEMENT. This Agreement constitutes the entire agreement to date between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties hereto with respect to the subject matter of this Agreement.

This Agreement is hereby AGREED AND ACCEPTED, ENTERED AND EXECUTED this date of July 14, 2014.

Principal Amt. of Note	:	$ 500,000.00

AGREED AND ACCEPTED:

By:
Signature

Print Name, Title

Principal Place of Business

City, State Zip Code

State or Country of Official Residence

Social Security No.

Company hereby confirms and accepts this Agreement.

Date:	7/14/2014	ORO EAST MINING, INC.
		By	:	/s/ Tian Q. Chen
		Print Name	:	Tian Q. Chen
		Title/Position	:	Chief Executive Officer

CONVERTIBLE PROMISSORY NOTE

Amt.:	$ 500,000.00	Date:	7/14/14

SUBJECT TO THE TERMS CONTAINED HEREIN, ORO EAST MINING, INC., a Delaware corporation and public company registered as OROE and traded on the OTC BB, with principal place of business at 7817 Oakport Street, Suite 205, Oakland, California 94621 (hereinafter “Company”), for value received, promises to pay to the order of the following party (hereinafter “Investor”):

Individual Name	:
Principal Office	:

Entity Type	:
FEIN or SSN	:
Date of Birth (DOB)	:
Beneficiary Name	:

the amount (“Amt.”) first set forth above (hereinafter “Principal Amount”) plus interest calculated from the date first set forth above until the date paid in full at the annual rate of Twelve Percent ( 12% ), compounded annually. The parties shall calculate the interest based on a 360-day year consisting of twelve 30-day months.

Company shall pay the unpaid Principal Amount and interest accrued hereunder in lawful tender of the United States in full on demand by a requisite express consent, the terms of which are set forth herein, on or after the earlier of a Default or Maturity Date, the terms as set forth herein, at which time all outstanding principal and accrued interest under this convertible promissory note (“Note”) shall be satisfied in full by virtue of conversion.

Upon a Default, the interest rate will increase to an annual rate of Twelve Percent ( 12% ), compounded annually. This Note is being issued pursuant to a Subscription Agreement as set forth herein. This Note is signed in conjunction with a Convertible Note Purchase Agreement executed on the same date as this Note and entered into by and between Company and Investor (hereinafter “Agreement”), the terms of which are incorporated by reference into this Note.

1.	Maturity Date. The maturity date shall be January 14, 2015 (hereinafter “Maturity Date”).

2.
Conversion Price. As applicable herein, Conversion Price shall refer as follows: $0.20 (Twenty Cents) per share, applicable whether a voluntary or automatic conversion is made.  In the event of a voluntary conversion, if the number of shares of common stock outstanding at any time after the date hereof, and before payment or conversion in full, is increased by a distribution payable in shares of common stock or by a subdivision or split-up of shares of common stock, then, on the date such payment is made or such change is effective, the Conversion Price then in effect will be proportionately decreased; and (ii) if the number of shares of common stock outstanding at any time after the date hereof, and before payment or conversion in full, is decreased by a combination of the outstanding shares of common stock, then on the effective date of such combination, the Conversion Price will be proportionately increased.

3.	Conversion & Pre-Payment.

a.
Voluntary Conversion upon Requisite Consent.  On or after the Maturity Date, the Investor may, upon a Requisite Consent, convert all but not less than all the outstanding principal and interest due under this Note into Conversion Securities at the Conversion Price, without the consent of the Investor (“Requisite Consent Conversion”).  To exercise the right of Requisite Consent Conversion, the Investor exercising such right must provide written notice thereof to the Company.  Thereafter, the Company shall notify Investor of such conversion and its effective date, and the Investor shall (i) surrender the respective Note for conversion at the principal office of the Company, and/or (ii) if requested by the Company, deliver an investment representations statement in a form acceptable to the Company.  Upon the satisfaction of such conditions, the Company shall issue to the Investor the respective pro rata number of shares of Conversion Securities based on the outstanding principal and interest under their respective Notes at the time of the conversion.  If this Note becomes subject to such a Requisite Consent Conversion and the Investor fails to satisfy such conditions, no additional interest will accrue on this Note and this Note will be deemed to have been canceled and converted as of the date of the Requisite Consent Conversion to the applicable number of shares of Conversion Securities, which the Company may withhold until this Note is received by the Company.

b.
No Fractional Shares.  The Company shall not issue any fractional shares on conversion of this Note.  If on any conversion of this Note a fraction of a share results, the Company shall pay the Investor the cash value of that fractional share, calculated on the basis of the Conversion Price.

c.	No Collateral. The obligations under this Note are unsecured.

d.	No Pre-Payment Penalties. Company may pay in full the Note at any time prior to its Maturity Date without penalty.

4.
Usury Savings Clause.  The Company and the Investor intend to comply at all times with usury laws.  If at any time such laws would render usurious any amounts due under this Note, then it is the Company’s and the Investor’s express intention that the Company not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this section will control over all other provisions of this Note that appear to be in conflict hereunder, that such excess amount will be immediately credited to the principal balance of this Note (or, if this Note has been fully paid, refunded by the Investor to the Company), and the provisions hereof will be immediately reformed and the amounts thereafter decreased, so as to comply with the then-applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.

5.
Beneficiary Designation. Investor designates and hereby assigns upon Investor’s death or incapacity this Note to the Beneficiary as named on the first page of this Note, who shall receive automatically the benefits of this Note in the event of Investor’s death or incapacity. However, in the event of Investor’s liabilities as applicable upon Investor’s death or incapacity, then such liabilities shall be against the Investor’s estate.

6.	Integration with Agreement. The terms of the Agreement is hereby integrated with the terms of this Note, including but not limited to the “Additional Terms” of the Agreement as set forth in Section 9.

This Note is executed on the date July 14, 2014

AGREED AND ACCEPTED:

By:	/s/ Tian Q. Chen
Signature

ORO EAST MINING, INC.
Company Name

TIAN Q. CHEN
By: CHIEF EXECUTIVE OFFICER

7817 Oakport Street, Suite 205, Oakland, CA 94621
Principal Place of Business

26-2012582
Federal EIN Number